UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   March 2, 2006
                                                   -----------------------------

                              SEACOR Holdings Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                 1-12289                   13-3542736
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(State or Other Jurisdiction       (Commission               (IRS Employer
      of Incorporation)            File Number)           Identification No.)

    11200 Richmond, Suite 400, Houston, Texas                    77082
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    (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code  (281) 899-4800
                                                    ----------------------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 2, 2006, after a review of performance and competitive market data, the Compensation Committee (the "Compensation Committee") of the Board of Directors (the "Board") of SEACOR Holdings Inc. (the "Company") increased the annual base salaries for two executive officers to the amounts indicated below.


NAME                       TITLE                                             ANNUAL BASE SALARY

Randall Blank              Senior Vice President                                  $375,000
John Gellert               Senior Vice President                                  $250,000

On March 2, 2006, after a review of performance and competitive market data, the Compensation Committee also awarded cash bonuses to the Company's CEO and other executive officers, in respect of services performed during the fiscal year ended December 31, 2005 in the respective amounts set forth below.


NAME                       TITLE                                               AMOUNT OF BONUS (1)

Charles Fabrikant          Chairman, President and Chief Executive Officer      $2,000,000

Randall Blank              Senior Vice President                                  $350,000

Dick Fagerstal             Senior Vice President Corp. Development and            $175,000
                           Treasurer

Alice Gran                 Senior Vice President, General Counsel and             $100,000
                           Secretary

Richard Ryan               Senior Vice President and Chief Financial Officer      $100,000

John Gellert               Senior Vice President                                  $500,000

Matthew Cenac              Vice President and Chief Accounting Officer             $50,000

Andrew Strachan            Vice President                                    (pound)30,000

__________________
(1) Sixty percent (60%) of the bonus is paid at the time of the grant and the remaining forty percent (40%) is paid in two equal annual installments one and two years after the date of the grant provided the employee remains employed with the Company at the time of payment. Any outstanding balance is payable upon the death, disability, termination without "cause" of the employee, or the occurrence of a "change-in-control" of the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SEACOR Holdings Inc.



Date:  March 8, 2006                  By:       /s/ Richard Ryan
                                                --------------------------------
                                         Name:  Richard Ryan
                                         Title: Senior Vice President and Chief
                                                Financial Officer














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